NAVISTAR

For more than 175 years
we've been helping people from every corner of the world
move the goods that move the welfare of entire nations.

NAVISTAR

2nd Quarter 2010 Earnings Presentation June 9th, 2010 Exhibit 99.2 NYSE: NAV 1

NYSE:
NAV
2 2
Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item
1A, Risk Factors,
included within our Form 10-K for the year ended October 31, 2009, which was filed on
December 21, 2009.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.
Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-
looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

3 3
NYSE:
NAV
Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs).
It also excludes financial services and other expenses that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

NYSE: NAV
K. Neal International
HYATTSVILLE, MD - JUNE 4: Stephen W. Neal, president and CEO of K. Neal International Trucks gives U.S.
President Barack Obama and Vice President Joe Biden a tour of commercial truck dealership and truck parts supplier, K. Neal International on June 4, 2010 in Hyattsville, Maryland. Obama spoke after the tour on the gain of over 400,000 jobs and was encouraging for the economy to get stronger.
4
NYSE: NAV

$4.00
$2.00
$-
April
Original

NAVISTAR
GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

NAVISTAR

• Results
• Strategy
- Niche markets
- Global
• Shareowner value
Agenda
•
Operational
– Industry as expected
– Expected military revenue of ~$400 million in
2010 2Q; military parts revenue pushed out to
second half of the year
– Ford N. A. diesel, down by $200 million 2010 2Q
vs. 2009 2Q; Ford ceased 12/31/09
– Launches
Mahindra
2010 emission products
•
Non-Operational
– EPA/CARB resolution
– Healthcare
– Annual incentive/Brazilian
cost recovery
•
Investments
– Global
– Traditional
NYSE: NAV
5

Quarterly Truck Chargeouts

Quarterly Engine Shipments

2010 2Q Key Takeaways

Consolidated Revenues
($ in millions)

6
NYSE:
NAV
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2Q09 2Q10
All Other U.S. and Canada Ford
2010 2Q Information
$2,743**
26,400
37,500
63,900
56,100
$2,808
* Excludes 1,500 units  from BDT (F650 & F750) consolidation   ** 2010  Q2 revenue includes ~$300 million of BDT/BDP  revenue due to consolidation
55,900
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2Q09 2Q10
Base
Base:
Increase
primarily
due to
NA Truck
Military
Military
N.A.Ford
N.A. Ford
0
5,000
10,000
15,000
20,000
25,000
2Q09 2Q10
What we have said:
• Industry – Retail Sales
– 1
st
Half 2010 will be same as end of
2009
– 2
nd
Half 2010 should be stronger
than 1
st
Half; 3Q 2010 will be down
with a truck recovery beginning in
4Q 2010
• Production
16,400
19,900*

Quarterly Manufacturing Segment Profit ($ in millions)

Quarterly Profit Before Tax ($ in millions)

Quarterly Diluted Earnings Per Share

NYSE: NAV
2010 Q2 Information:
Profitable at all points in the cycle
$87
$149
$0
$20
$40
$60
$80
$100
$120
$140
$160
2Q09 2Q10
$0.16
$0.42
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
$0.45
2Q09 2Q10
$21
$20
$0
$5
$10
$15
$20
$25
$30
$35
$40
2Q09 2Q10
A
A
– excludes income attributable to non-controlling interests of $13M
2010 2Q: $149
2009 2Q: $87
B/(W): $62
• Improved core
business
• Reduced
military
• Reduced Ford
• Brazilian Cost
recovery (VAT)
2010 2Q: $0.42
2009 2Q: $0.16
B/(W): $0.26
Tax benefit:$18
million
2010 2Q: $20
2009 2Q: $21
B/(W): ($1)
• Annual incentive
expense increased
by ($47) million
• Retiree costs
decreased by $12
million
• Interest expense
increased by ($16)
million
• JV start up
expenses of ($13)
million
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
7
Positioned well for the future

GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

8
Actions Taken in 2010 That Impact Our
Strategy
Strategy: Leveraging What We Have and What Others Have Built
• Focus is on reducing impact of cyclicality
– Non-traditional/expansion markets
– Grow parts
•
Improve cost structure while developing synergistic
niche businesses with richer margins
• Improve conversion rate of operating income into
net income
•
Controlling our Destiny
8
NYSE:
NAV

Medium
Truck
Great Products –
Market Share
63% Market Share
2Q10
Severe
Service
Truck*
Heavy
Truck
FY07 60%
FY08 55%
FY09 61%
YTD10 61%
*Excludes U.S. Military shipments
FY07 36%
FY08 36%
FY09 35%
YTD10 39%
FY07 25%
FY08 27%
FY09 34%
YTD10 34%
FY07 15%
FY08 19%
FY09 25%
YTD10 23%
Class 8**
School
Bus
(U.S. & Canada)
**Market share based on brand
44% Market Share
2Q10
35% Market Share
2Q10
22% Market Share
2Q10
26% Market Share
2Q10
9
School Bus & Combined Class 6-8 Market Share –
2Q FY08:          ; 2Q FY09:           ; 2Q FY10:
NYSE: NAV

#1

#1

U.S. & Canada Industry Composition presents a clear EGR advantage	
Bus:	10%
Medium:	24%
Severe Service:	20%
Heavy Day Cab:	16%
TOTAL:	70%

#2

#1

NYSE: NAV
Our Emission Strategy Gives Us a
Competitive Advantage
61% Market Share
YTD2010
School
Bus
39% Market Share
YTD2010
34% Market Share
YTD2010
Severe
Service
Truck*
Heavy
Truck**
23% Market share
YTD2010
Medium
Truck
*Excludes U.S. Military deliveries
**Market share based on brand
Heavy Sleeper – 30%
Market Share
YTD Order
Receipts
Market
Share
Full
Year
2009
2Q 2010
YTD
April
2010
YTD
April
Full  Year
2010 Goal
School
Bus
61% 63% 61% 52% 60% +
Medium 35% 44% 39% 53% 40% +
Severe
Service
34% 35% 34% 48% 35% +
Heavy 25% 22% 23% 38%
25% _
10

11 11
NYSE:
NAV
2010 Myths
Decreased
“green” image
Less performance
and torque
Generates more heat
Credits
Back up plan
Unproven technology
Buying business
Miles tested
Fuel economy
Can’t meet
emissions

Very likely to purchase EGR – 31.2%
Very likely to purchase SCR – 51.2%

NAVISTAR

12 12
NYSE:
NAV
Purchase Consideration for EGR
and SCR Technology
How important are each of the following when it comes to
the decision to purchase an EPA 2010 compliant engine?
(% saying very important; n=1, 165; +/- 2.9%)
17.6% - Undecided
75.4%
70.1%
59.6%
59.0%
44.2%
Fuel efficiency Proven technology
(production
trucks/engines
have been proven
on-the-road)
Engine
optimization
Scheduled
maintenance
required by the
2010 technology
Weight added by
the 2010
technology
Online study developed by Quixote Group Research and was designed to support the efforts of the communication subcommittee of the North American heavy SCR stakeholder group.

13 13
NYSE:
NAV
Our strategy was to reduce NOx in
stages, which allowed us to generate
credits and minimize the technological
changes from 2007 to 2010
Proven Technology
Note: Euro V Emissions: 2gNOxg/kwhr or 1.5gNOxg/bhphr
Block
EGR
Cylinder Head Fuel System
Air System
Euro V
90%
EPA 2007 –
1.1 NOx
55%
Euro VI
EPA 2010 - 0.5 NOx
0.8 NOx
What did we change:
What does this mean for
our customers:
• Moved cooler
• Increased  fuel
pressures
• Packaging and air flow
• Single engine controller
• Minimal changes to
improve reliability
• Delivers same to
improved fuel economy
2010 Engine same as 2009
~10,000 EPA “2007” engines in field with over 1,100 unique customers
38%
0.2
0
0.5
1
1.5
2

Value Proposition
What changed since we developed the original ProStar
®
:
• ProStar+
®
vs. Original ProStar
®
• Weight difference MaxxForce 13L vs. ISX
(900 lbs)
(500 lbs)
Total 2010 ProStar+
®
Weight Advantage
Note: Avoids liquid urea of 300 to 400 lbs
(1,400 lbs)
In addition we have avoided another
400 lbs since we don’t use Urea -SCR
What did we change:
What does this mean for our
customers:
• Improved NVH
• Jake Brake option
• Enhanced interior
• Ultra shift transmission
• Performance equal or greater
than 15L
• Increase fuel economy
• Lower cost
• Emissions compliance on OEM
Four years ago we launched
ProStar
®
; which has outsold
all other trucks in its class
over the past 12 months.
14
Heavy
Truck
FY07 15%
FY08 19%
FY09 25%
YTD10 23%
22% Market Share
2Q10
NYSE: NAV

15 15
NYSE:
NAV
2010 U.S. and Canada Heavy Strategy –
Maintain 25% share
2010 Strategy
•Convert customers to the 13L
•Drive customer – pre/post buy
2009 Transition 2010
Big Bore
11L-15L
11L/13L
46%
15L
54%
MaxxForce
®
11L/13L
330 hp-475 hp @ 1900
rpm
1250-1700 hp lb. –ft.
@ 1000 rpm
<425 hp
12%
425-
455 hp
64%
475 550 hp
24%
-
Configurations

16 16
NYSE:
NAV
Navistar Defense 2010 Sales Mix
Goal:  $2 Billion Sustainable
FY 2010 (updated June 9
th
, 2010)
U.S. and FMS
Vehicles
Direct
Foreign
Vehicles
Services
Parts
FY 2009
Firm Orders Opportunity
~$2.2B revenue ~$0.4-$0.6B revenue
~$2.6-$2.8B revenue ~$3B revenue
U.S. and FMS
Vehicles
Direct Foreign
Vehicles
Services
Capability
Insertion
Parts
Parts
Capability
Insertion
Vehicles

17 17
NYSE:
NAV
$2 Billion Sustainable
Navistar Defense
• Leverages
base
business
• Continued
strength
Augment Sustainable base with Selective
Opportunities
Engineering Manufacturing Sustainment
Enablers
What’s happened since we talked to you last:
• May 4 - $89 million for TACOM vehicles for the Afghan
National Army
• May 4
-
$102 million for MaxxPro
®
Dash MRAP capability
insertion
• May 26 - $61 million to support Foreign Military Sales (FMS)
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
FY 2008 FY 2009 FY 2010
Guidance
$2 billion sustainable

Essex Chronicle, Thursday, March 4 2010 23

TRAVELLING FORTRESS: The Army's Husky vehicle

Husky is an answer to our soldiers' prayers

A BRAND new £400,000 piece of kit is heading out to protect troops in Afghanistan, and driving it forward is Billy Matthews, from Essex.

The Husky is capable of withstanding rocket fire, bullets and IEDs. Inside the air-compressed armoured doors and bullet proof glass, there's thermal imaging technology, air conditioning and specially designed seats to protect the spines of those travelling across rutted desert land.

It can even roll back on to its feet if toppled.

Furthermore, it has its own weaponry system, including a machine gun, can do up to 70mph and is capable of driving up steep inclines.

Sitting in the back of one of the only Huskies currently in Helmand, driving across an over-sized BMX track with massive man-made craters, Lance Corporal Billy Matthews, 25, of Canvey Island, tells me it will revolutionise our abilities out on the ground.

Reassuring

"This vehicle really is the best we have – it will offer great peace of mind for the young lads driving today. It's reassuring knowing it is armoured as it is. It's also pretty simple to drive."

The Husky, which has only been in Afghanistan for a week, will replace all Vectors and Pinzhauer vehicles out in the field. In total, 123 are being shipped in from the UK.

"The Huskies have been held back for a few teething problems but they are a great piece of kit."

WO1 Colin Goodridge, of HQ Joint Force Support, added: "The Vector has had its problems with IEDs and they are all being pulled out of Afghanistan.

"The Husky is a cross between a Vector and a Pinzgauer – it offers the extra protection of a Pinzgauer but is also extremely mobile."

NEW KIT: L Cpl Billy Matthews, from Essex, in his Husky

Billy is currently a driver with the 17 Port Maritime in Southampton. He's on his first tour of Afghanistan but did five in Iraq. He's been in uniform for nine years and wants to join C (Essex) Company of the 1st Royal Anglians.

"I want to be with the local boys, my Essex regiment. Lots of my good mates from Basildon were out here in 2007, including Johnny Thrumble."

Private Thrumble, of Steeple Road, Mayland, died with two other members of the Royal Anglian Regiment when his position was accidentally bombed by American pilots in August 2007.

18 18 NYSE: NAV MXT Husky Former Prime Minister Gordon Brown in Afghanistan Foreign Military Sales The MaxxPro is now serving with six Allied Nations

19 19
NYSE:
NAV
Future Opportunities
• MaxxPro DXM Upgrade
via Rolling Chassis
- Other Capability Insertions
• Potential long-term
MRAP parts contract
Canada SMP
DXM Rolling Chassis
HMMWV Recap
• Canada standard military
pattern
- Teaming with Tatra
- 1,500 units
- Proposals due fall 2010
Vehicle sustainment
Upcoming programs
• HMMWV Recap
• Seven JLTV prototype units and four companion
trailers delivered for TD Phase testing
• JLTV prototype units and companion trailer to be
delivered to Australia for testing in June
7000-MV Opportunities
• Afghan National Army and Police
• Iraq MoD and MoI

School Bus
Class 6-8
ProStar®
LoneStar®
MRAP
2010 Engines
U.S.
Launching/
Future
Global
ProStar®+
Continental
Class 4/5
Type A
School Bus
Monaco
EStar
15 Liter
Big Bore
CAT Strategic
Alliance
Mahindra
International
JLTV
NC²
Global Bus

NAVISTAR

20 20 NYSE: NAV Investing in the Future Finished

NYSE: NAV
21
DuraStar DuraStar Cab Cab
Day, Extended & Crew
CF Chassis CF Chassis
Drop Rails Drop Rails
MaxxForce MaxxForce 7 7
®
Engine Engine
North American Niche Market
Launches
Type A School
Launch: May 2011
Cutaway Commercial
Launch: January 2011
Class 2c-3 All-Electric Truck
Announced: August 2009
Launch: May 2011
Class 4/5

North America
2007: 437 K
2014: 430 K
Western Europe
2007: 344 K
2014: 359 K
Russia
2007: 141 K
2014: 145 K
China
2007: 725 K
2014: 1 M
Turkey
2007: 26K
2014: 33 K
Middle East
2007: 91 K
2014: 105 K
India
2007: 270 K
2014: 344 K
Mexico
2007: 42 K
2014: 35 K
Mercosur
2007: 111 K
2014: 155 K
Other LA
2007: 41K
2014: 40 K
South Africa
2007: 22K
2014: 22 K
Australia
2007: 23 K
2014: 26 K

NAVISTAR

NYSE: NAV
22 22
2014 Global Truck Market Overview
Note: Includes Medium and Heavy Trucks >6T only  Source: JD Power; Monitor Analysis, Regional Analysis, Econometrix, ERG, and World Truck manufacturer’s Report
0%
2%
4%
6%
8%
10%
12%
2010 2011 2012 2013 2014
Global Projected GDP
China
India
Peru
North
America
South Africa
Colombia
Chile
Brazil

Mahindra-Navistar:
New Product Launches
49T
Launch: Sept 2010
Mahindra-Navistar:
New Product Launches
31 T
Launch: July 2010
25 T  Cowl
Launch: June 2010
25 T  Tipper
Launch: June 2010
40 T
Launch: July 2010
25 T
Launch: May 2010
NYSE: NAV
23

North America
2007: 437 K
2014: 430 K
Western Europe
2007: 344 K
2014: 359 K
Russia
2007: 141 K
2014: 145 K
China
2007: 725 K
2014: 1 M
Turkey
2007: 26K
2014: 33 K
Middle East
2007: 91 K
2014: 105 K
India
2007: 270 K
2014: 344 K
Mexico
2007: 42 K
2014: 35 K
Mercosur
2007: 111 K
2014: 155 K
Other LA
2007: 41K
2014: 40 K
South Africa
2007: 22K
2014: 22 K
Australia
2007: 23 K
2014: 26 K

NAVISTAR

NYSE: NAV
24 24
NC
2
• 2010 invest in the future
• Launch
– Leverage our strengths
– Select countries that have largest
opportunities: South America, India,
China, Australia
• Goal – 10% segment margins

25
Our Strategy Drives Shareholder Value
Strategy: Leveraging What We Have and What Others Have Built
• Focus is on reducing impact of cyclicality
– Non-traditional/expansion markets
– Grow parts
•
Improve cost structure while developing synergistic
niche businesses with richer margins
• Improve conversion rate of operating income into
net income
•
Controlling our Destiny
NYSE: NAV
25

NYSE: NAV
26 26
Manufacturing Cash Update
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
($ millions)
January 31, 2010 ending manufacturing cash and marketable securities $668
Adjusted manufacturing EBITDA
1
$113
Change in net working capital
2
($58)
Capital expenditures ($38)
Other cash flows ($55)
April 30, 2010 manufacturing cash and marketable securities³
$630
FY 2010 Forecast
Manufacturing EBITDA + + +
Net Working Capital
NFC Trade Receivable + +
2010 Transition Inventory + +
Capital & Investment Spending - -
Forecasted October 31, 2010 ending manufacturing cash and marketable securities $1,000 - $1,200
1
Includes the add back for depreciation of equipment leased to others
2
NWC = A/R, Inventory, Other Current Assets, A/P & Other Current Liabilities
3
Includes cash from the consolidation of minority interests

NYSE: NAV
27 27
Below the Line Actions
• Funded 95% in 2007
– Minimal service cost for actives
• Asset returns > liability interest
• Minimal cash contributions
– 2008 market impacts – negative impact
on assets
• Asset returns < liability interest
• Amortize the investment losses
• Expanded cash contributions
•
Asset returns
have exceeded
assumed annual returns
(fiscal YTD: 12.7%)
– Relief by extending funding requirements
• Historically expense > $100
million annually
– Medicare advantage - lowered liability by
~$500 million (2007-2009)
– Medicare Part D - lowered liability by
$340 million (2010)
– Health care reform – increased liability
by ~$100 million (2010)
•
Long term objective:
Provide
good health care coverage at an
affordable cost
– Wellness programs – promote healthy
living
– Government supported programs
– Cost control
Pension OPEB

Guidance — $2.75 to $3.25 EPS

		2010 vs. 2009	Q3 vs. Q2
Revenue	**Truck industry**	• 2009* – 182K • 2010* – 195-215K	• Q3 retail sales shipments down sequentially • Industry transition inventory • Build and hold plan
Revenue	**Military**	• Goal $2.0B sustainable • Guidance $2.6B – $2.8B flat to down from 2009	• MRAP production • Increased parts contribution
Segment Margins	**Truck segment**	• Improve core business results • Improved margins related to 2010 emissions strategy	• Higher military contribution • Product transition
Segment Margins	**Engine segment**	• N.A. Ford volume ceased 12/31/09 • Improved South America economy	• 2010 engines launch • S.A. contributions • Engine strategy: 1. 100% vertically integrated within Truck 2. Global markets
Segment Margins	**Parts**	• Focus on core business growth • ~$500 million military parts revenue	• Continued focus on cost & margins • Q3/Q4 military revenue growth
Segment Margins	**2010 Transition**	• Low volume/product changeover	• 2010 engine launch continues
Below the line	**Below the line**	• Higher manufacturing interest expense • Flat to improving OPEB and pension	• Med Part D – OPEB actions • Variable expense driven by higher segment profit

NAVISTAR

* U.S. & Canada Class 6-8 & School Bus 28 NYSE: NAV

GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

2010 Guidance
We continue to invest today, to ensure the future
NYSE: NAV
29
Manufacturing Segment Profit is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
6/9/2010
Guidance
U.S. and Canada Industry 195,000 – 215,000
($Billions)
Sales and revenues, net $13.2 – $13.7
($Millions)
Manufacturing segment profit* 800 – 850
Below the line items (582) – (586)
Income excluding income tax 218 – 264
Income tax expense (20) – (30)
Net income attributable to Navistar International Corp. (NIC)
$198 – $234
Diluted earnings per share ($'s) attributable to NIC $2.75 – $3.25
Weighted average shares outstanding: diluted (millions)
~ 72.5
* Includes: Net income attributable to non-controlling interests

Traditional U.S. and Canada Retail Sales Class 6 – 8 Industry Landscape
U.S. and Canada Class 6-8 Retail Industry
Quarterly Diluted Earnings Per Share
$0.16
$0.42
2Q09
2Q10
Historical Information
NAVISTAR

NAVISTAR
GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

Our Emission Strategy Gives Us a Competitive Advantage
U.S. & Canada Industry Composition presents a clear EGR advantage
Bus: 10%
Medium: 24%
Severe Service: 20%
Heavy Day Cab: 16%
TOTAL: 70%
Heavy Sleeper – 30%
School Bus
Medium Truck
Heavy Truck
Severe Service Truck
#1
#2
#1
#1
NAVISTAR

Investing in the Future
Finished
U.S.
Launching/ Future
Global
NAVISTAR

Earnings Per Share vs. Industry Volume
2010 Guidance Range – June 2010
NAVISTAR

NAVISTAR

Summary – Delivering on our Commitments Goal of: • $20 billion in revenue • $1.8 billion in segment profit at average of cycle 30 NYSE: NAV

NYSE: NAV 31 Appendix

NYSE: NAV
Market Share – U.S. & Canada School Bus and Class 6-8
32
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q April YTD
Bus (School) 57% 57% 48% 58% 55% 56% 60% 61% 66% 61% 60% 63% NA NA 61%
Medium (Class 6-7) 34% 35% 39% 35% 36% 30% 39% 33% 39% 35% 33% 44% NA NA 39%
Heavy (LH & RH) 16% 15% 19% 25% 19% 24% 23% 29% 24% 25% 23% 22% NA NA 23%
Severe Service 28% 26% 26% 29% 27% 32% 36% 33% 33% 34% 34% 35% NA NA 34%
Combined Class 8 20% 19% 21% 26% 22% 26% 27% 30% 27% 28% 26% 26% NA NA 26%
Combined Market Share 27% 27% 28% 32% 29% 30% 35% 36% 36% 34% 31% 35% NA NA 33%
2009 2010
Market Share – U.S. & Canada School Bus and Class 6-8
2008

NYSE: NAV
Truck Chargeouts
Note: Information shown below is based on Navistar’s fiscal year
Fiscal year 2008 1Q08 2Q08 3Q08 4Q08 Full Year 2008
BUS 3,100 3,300 2,700 4,400 13,500
MEDIUM 3,700 6,300 5,800 4,500 20,300
HEAVY 2,600 3,900 4,500 7,800 18,800
SEVERE 2,400 3,400 3,300 3,700 12,800
TOTAL 11,800 16,900 16,300 20,400 65,400
MILITARY (U.S. & Foreign) 1,600 2,200 2,300 2,600 8,700
EXPANSIONARY 5,900 8,100 8,400 5,700 28,100
WORLD WIDE TRUCK 19,300 27,200 27,000 28,700 102,200
Fiscal year 2009 1Q09 2Q09 3Q09 4Q09 Full Year 2009
BUS 2,700 3,100 3,500 4,500 13,800
MEDIUM 3,200 3,400 2,600 3,800 13,000
HEAVY 6,100 3,200 4,500 5,300 19,100
SEVERE 2,800 2,700 2,800 2,700 11,000
TOTAL 14,800 12,400 13,400 16,300 56,900
MILITARY (U.S. & Foreign) 2,500 2,100 1,200 2,000 7,800
EXPANSIONARY 2,400 1,900 2,300 4,500 11,100
WORLD WIDE TRUCK 19,700 16,400 16,900 22,800 75,800
Fiscal year 2010 1Q10 2Q10 3Q10 4Q10 Full Year 2010
BUS 3,100 3,100 NA NA 6,200
MEDIUM 3,900 5,300 NA NA 9,200
HEAVY 5,200 4,600 NA NA 9,800
SEVERE 3,100 3,000 NA NA 6,100
TOTAL 15,300 16,000 NA NA 31,300
MILITARY (U.S. & Foreign) 900 1,000 NA NA 1,900
EXPANSIONARY 3,900 4,400 NA NA 8,300
WORLD WIDE TRUCK 20,100 21,400 NA NA 41,500
33

34 34
NYSE: NAV
World Wide Engine Shipments
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 60,000   56,200   65,400   53,500   235,100
Other OEM's (All Models) 21,000   26,400   29,100   27,700   104,200
Engine Shipments to Truck Group 23,100   12,100   13,700   16,500   65,400
Total Shipments 104,100 94,700   108,200 97,700   404,700
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 47,000   55,300   25,200   24,500   152,000
Other OEM sales 25,900   31,500   34,100   37,100   128,600
Intercompany sales 12,900   15,700   20,000   16,300   64,900
Total Shipments 85,800   102,500 79,300   77,900   345,500
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 14,100   29,000   26,200   44,300   113,600
Other OEM sales 22,400   22,300   24,600   29,100   98,400
Intercompany sales 14,400   12,600   12,800   17,500   57,300
Total Shipments 50,900   63,900   63,600   90,900   269,300
Navistar 1st Q 2nd Q 3rd Q 4th Q Apr. YTD
OEM sales - South America 31,000   34,600   NA NA 65,600
Ford sales - U.S. and Canada 24,700   200        NA NA 24,900
Other OEM sales 1,700     3,600     NA NA 5,300
Intercompany sales 16,400   17,700   NA NA 34,100
Total Shipments 73,800   56,100   NA NA 129,900
2010
2008
World Wide Engine Shipments
2007
2009

35 35
NYSE: NAV
Order Receipts – U.S. & Canada
Percentage Percentage
2010 2009 Change Change 2010 2009 Change Change
1,900 2,800 (900)         (32)          3,500 6,000 (2,500)   (42)
2,300 2,500 (200)         (8)            9,400 5,300 4,100    77
Class 8 heavy trucks 6,900 3,700 3,200        86           13,100 9,100 4,000    44
Class 8 severe service trucks 2,700 2,500 200 8             6,100 4,900 1,200 24
13,800 11,500 2,300        20           32,100 25,300 6,800    27
9,600 6,200 3,400        55           19,200 14,000 5,200    37
(A) The three and six months ended April 30, 2009 have been recast to exclude 200 and 1,400 units, respectively, related to U.S. military contracts to reflect our new methodology for categorization of "traditional" units
Total "Traditional" Markets
Combined Class 8 (Heavy and Severe Service)
"Traditional" Markets
School buses
Class 6 and 7 medium trucks
Six Months Ended
April 30,
Order Receipts: U.S. & Canada (Units)
Three Months Ended
April 30,

36 36
NYSE: NAV
NFC Liquidity Remains Strong
Retail Notes Bank Facility
•
As of April 30, 2010, NFC had total available undrawn committed funding of more than $500M
– Sold $600M of wholesale floor plan notes to support dealer inventory funding since November
– Refinanced bank revolver in December
• In May, NFC completed the sale of $881M of asset-backed retail notes in a 144-A transaction
• In March, NFC announced strategic alliance with GE Capital for retail program in the U.S.
– NFC will need less liquidity to support new retail sales
– NFC’s liquidity will also be enhanced as existing notes pay off
• NFC stabilized and improved earning profile in 2010
• $500M revolving warehouse (TRIP)
to be paid off in June 2010
• New $881M 144-A transaction in May
– Restructured older conduit
transactions
– Increased liquidity
– Decreased costs
• On balance sheet
• $815M facility
– Funding for retail notes,
wholesale notes, retail
accounts, and dealer open
accounts
– Matures December 2012
On balance sheet
• Situation as of April 30, 2010
– ~$1.1B funding facility
(NFSC)
– $500M available
• NFSC terms
– Bank conduit portion renewed
August 2009
– Public portions mature
January 2012 and October
2012
Off balance sheet

4/30/00
6/30/00
8/31/00
10/31/00
12/31/00
2/28/01
4/30/01
6/30/01
8/31/01
10/31/01
12/31/01
2/28/02
4/30/02
6/30/02
8/31/02
10/31/02
12/31/02
2/28/03
4/30/03
6/30/03
8/31/03
10/31/03
12/31/03
2/29/04
4/30/04
6/30/04
8/31/04
10/31/04
12/31/04
2/28/05
4/30/05
6/30/05
8/31/05
10/31/05
12/31/05
2/28/06
4/29/06
6/30/06
8/31/06
10/31/06
12/31/06
2/28/07
4/30/07
6/30/07
8/31/07
10/31/07
12/31/07
2/29/08
4/30/08
6/30/08
8/31/08
10/31/08
12/31/08
2/28/09
4/30/09
6/30/09
8/31/09
10/31/09
12/31/09
2/28/10
4/30/10

NAVISTAR

37 37
NYSE: NAV
International Dealer Stock Inventory (Units)
*
U.S. and Canada Dealer Stock Inventory
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include Workhorse Custom Chassis inventory.
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
11,000
12,000
13,000

38 38
NYSE: NAV
Frequently Asked Questions
Q1: What should we assume for capital expenditures in 2010?
A: For 2010, excluding our NFC and Dealcor acquisition of vehicles for leasing, we expect our capital expenditures to be at our normal $250 million to $350 million range. We continue to fund our strategic programs.
Q2: What is in your Dealcor debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets for company owned dealers.
Q3: How many Dealcor dealers did you have as of April 30, 2010?
A: Of our 279 primary NAFTA dealers, we have ownership interest in 14 DealCor dealers as of
April 30, 2010. We expect to further reduce our DealCor dealers before October 31, 2010.
Q4: What percentage of truck purchases do you fund?
A: We consistently fund about 95% of floor plan inventory for our dealers in the U.S. and approximately
9-12% of retail purchases.
Q5: When is the next refinancing due at NFC?
A: Our VFN facility, which funds dealer inventory, matures in August of 2010. We are currently in discussion to effectively renew this facility.

39 39
NYSE: NAV
Frequently Asked Questions
Q6: Are there any requirements for NFC leverage?
A: NFC is compliant with our revolver leverage covenant of 6 to 1. This ratio calculation excludes qualified retail and lease securitization debt.
Q7: How do you fund your wholesale business?
A: We primarily finance our wholesale portfolio in traditional private or public securitizations, and through our bank facility.
Q8: How are your dealers doing?
A: We think our dealers, which have always been one of our strengths, are well positioned.  We traditionally have not had any significant dealer losses and expect that trend to continue in the future.
Q9: What kind of rates do you charge your dealers and customers?
A: Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates)
and are usually in line with the market.
Q10: How is your NFC portfolio performing?
A: The portfolio is performing as we would expect. Repossessions, past due accounts and losses peaked in 2008 and have continued to gradually show improvement, consistent with prior cycles.

40 40
NYSE: NAV
Frequently Asked Questions
Q11: What is your total amount of capacity at NFC?
A: Total availability in our funding facilities is more than $500 million as of April 30, 2010.
Q12: How does your NFC derivative expense compare to last year?
A: Our derivative expense for Q2 2010 was $1 million, which compares favorably to our derivative expense of $9 million for the three months ended April 30, 2009.
Q13: How do your repossession percentages compare to the overall size of your portfolios?
A: Loan repossessions as a percent of retail balances were approximately 3.3% (annualized) for Q2 2010.
Q14: What is the current Joint Light Tactical Vehicle (JLTV) program status?
A: Navistar and BAE delivered 7 JLTV units and four trailers for testing on May 3 as part of the 27-month
JLTV Technology Development (TD) phase. Australia will also be receiving test units as part of the TD phase.
Q15: Does Navistar plan to participate in the Ground Combat Vehicles program?
A: We have been looking into opportunities, but this program favors tracked vehicles.
Q16: What are your margins for military vehicles?
A: We do not break margins out specific to our military vehicles. These numbers are reported as part of our Truck Group financials.

NYSE: NAV
Frequently Asked Questions
Q17: What is the status of any MaxxPro
®
Dash rolling chassis orders?
A: At this time, we stand ready to support any needs from the military should they choose to retrofit the remainder of the MaxxPro fleet with DXM independent suspension.
Q18: What are the 2010 emissions requirements?
A: The rules allow manufacturers to go to 0.5 NOx if they cleaned up the environment earlier with advanced technology; manufacturers need to be at 0.2 NOx if they chose not to introduce advanced technologies earlier.
Q19: What will Navistar do to meet the 0.2 NOx emissions when its credits are depleted?
A: Navistar remains committed to its strategy of providing solutions that let customers focus on their business, not emissions regulations. Solutions under development are multi-pronged and include our prime path of in-cylinder solutions along with application-specific solutions such as the Amminex metal ammine-based NOx reductant delivery system which Navistar announced in December 2009.
41

42 42
NYSE: NAV
Frequently Asked Questions
Q20: How much net
operating
losses remain, and why is there still a valuation allowance
against
deferred tax assets?
A: The Company has approximately $288 million of U.S. federal net operating losses available as of
October 31, 2009 to offset future taxable income.  Applying a federal tax rate of 35%, these losses have an undiscounted cash value of $101 million.  In addition, the value of our state and foreign NOLs are $82 million and $102 million, respectively, for a total value of tax-effected, undiscounted cash of
$285 million.  (The difference from the reported balance is attributed to stock option accounting.)
A substantial portion of these NOL assets are subject to a valuation allowance.  In addition to the deferred tax assets attributable to the NOLs, we have other deferred tax assets arising from temporary book-tax differences subject to a valuation allowance of $1.7 billion, for a total balance of deferred tax assets subject to a valuation allowance of $2 billion.  Under U.S. GAAP rules, when the Company is able to demonstrate sufficient earnings (both historically and in the future) to absorb these future deductions, the Company will release these valuation allowances .  When we release the valuation allowances, $72 million will impact shareowner’s equity and the balance will favorably impact net income.

43 43
NYSE: NAV
Frequently Asked Questions
Q21: How has The Worker, Homeownership, and Business Assistance Act of 2009 affected Navistar?
A: This legislation provides an opportunity to carry back alternative minimum tax net operating losses from the Company’s 2010 fiscal year and to receive a refund of alternative minimum tax payments made in the prior five fiscal years.  The Company intends to take advantage of this opportunity to the fullest extent allowable by law.
Q22: How will the recent tax legislative proposals impact Navistar, if enacted?
A: In the near term we would not anticipate a material impact on our financial statements due to the fact that we currently have a full valuation allowance against a large portion of our deferred tax assets and
are still utilizing U.S. net operating losses.   We continue to monitor these developments and would
address any such tax changes if ultimately adopted.

44 44
NYSE: NAV
Frequently Asked Questions
Q23: What makes up our consolidated tax expense?
A: Our pre-tax operating profits reflect our worldwide operations, similarly our consolidated tax expense reflects the impact of differing tax positions throughout the world. In general, we currently have full valuation allowances against the deferred tax assets of our U.S. and Canadian operations.
Consequently, our tax expense in those jurisdictions is generally limited to current state or local taxes and the impact of alternative minimum taxes.  Our Brazilian and Mexican operations are profitable and as a result we accrue taxes in those jurisdictions.  This combination of factors causes our overall consolidated effective tax rate to be fairly low.
Q24: What contributed to the $10 million decrease in income tax expense in Q2?
A: During Q2 the company resolved several outstanding tax audits in the U.S., Canada and Mexico which generated a $10 million favorable result as compared to amounts previously reserved.  There was no additional expense in the period as a result of lower projected foreign taxes and increased domestic earnings.

45 45
NYSE: NAV
Frequently Asked Questions
Q25: Your tax footnote in the 10K discloses gross deferred tax assets of $2.2 billion. How will those assets be used to offset future taxable income?
A: Simply put, deferred tax assets represent the value of future tax deductions attributable to items that have already been expensed or deducted for book purposes.  The most commonly understood component of deferred tax assets is the value of our net operating losses, which will serve to reduce taxable income in the future.  In addition, we have several other major components of deferred taxes which will reduce taxable income in the future.  For example, the Company has accrued significant
OPEB, pension and other employee benefit expenses during prior years based on expected payments to be made in the future. As these payments are made, the Company will realize tax deductions to the extent of its future taxable income.
Q26: What is your expected 2010 pension and OPEB GAAP expense?
A: Assuming no further containment actions and no curtailment events, we anticipate 2010 pension and
OPEB GAAP expense of approximately $185 to $200 million.  In 2009, pension and OPEB GAAP expense was $233 million.
Q27: What are your expected 2010 and beyond pension funding requirements?
A: Current forecasts indicate that we may need to contribute approximately $150 million in 2010.
Assuming no further actions by Congress, from 2011 through 2013, the Company will be required to contribute at least $256 million per year to the plans depending on asset performance and discount rates in the next several years.

NYSE: NAV
Frequently Asked Questions
Q28: What causes the variance between manufacturing cash interest payments and GAAP interest expense?
A:  The main variance between cash and GAAP interest results from the recent issuance of new manufacturing debt.  In October 2009, our manufacturing company issued $1 billion of senior unsecured high yield notes and $570 million of senior subordinated convertible notes.  As a result of this issuance, future manufacturing interest expense will be higher than cash interest payments due to the amortization of debt issuance costs which are amortized over the life of each note ($36 million), amortization of the original issue discount of the high yield notes ($37 million) and amortization of the embedded call option in the convertible notes ($114 million).  In
FY 2010, this variance will be much larger due to the timing of interest payments on the high yield notes.  Interest payment dates are in May and November starting in May 2010.  Therefore, we will only have one cash payment this fiscal year even though expense will show the full year amount.  As a result of this and other non-cash interest expense, FY 2010 may show a variance of approximately $66 million between cash and GAAP interest.
46

47
NYSE: NAV
Impact of Ford Settlement on 2009
Business Impact of Settlement
• Loss of U.S. automotive customer
• Less intensive capital/product requirements
• Restructured business
• Impact of increased equity stake in BDT & BDP
Note: For additional
information, please see
footnote 2, Ford settlement and
related charges,  of our 10Q
filed on June 8, 2010.
Settlement and Related Restructuring — 2009 PBT Impact
(in millions)
Q1 Q2 Q3 Q4 Full Year
Cash 200 $           200 $
Warranty 75 75
Restructuring charges (58) 3 (4) (59)
Other related income (expense) (27) (35) 18 (12) (56)
190 $           (32) $           18 $             (16) $        160 $
Actual

2010 Guidance
Truck Industry Units
195,000
to 215,000
Revenue ($ Billions)
13.2 to 13.7
($ Millions (excluding EPS))
Mfg. Segment Profit
800
to 850
Below the line items (582) to (586)
Profit Excluding Tax
218 to 264
Net Income attributable to NIC
198
to 234
Tax Rate
9%
to 11%
Diluted EPS attributable to NIC
$2.75
to $3.25
# of shares
~72.5M
Guidance
NYSE: NAV
48

49 49
NYSE: NAV
($ in millions)
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation
FYTD Manufacturing Cash Flow
Beginning Mfg. Cash
1
Balance Fiscal 2007 Fiscal 2008 Fiscal 2009 YTD - FY 2010
October 31, 2006 $1,214
October 31, 2007 $722
October 31, 2008 $777
October 31, 2009 $1,152
Approximate Cash Flows:
From Operations ($231) $414 $514 ($307)
Dividends from NFC $400 $15 $0 $0
From Investing / (Cap Ex) ($200) ($220) ($284) ($145)
From Financing / (Debt Pay Down) ($480) ($133) $56 ($66)
Exchange Rate Effect $19 ($21) $9 ($4)
Net Cash Flow ($492) $55 $295 ($522)
Blue Diamond Consolidation $0 $0 $80 $0
Ending Mfg. Cash
1
Balance:
October 31, 2007 $722
October 31, 2008 $777
October 31, 2009
2
$1,152
April 30, 2010
2
$630
1
Cash = Cash, Cash Equivalents & Marketable Securities
2
Includes cash from the consolidation of minority interests

50 50
NYSE: NAV
SEC Regulation G
DEBT
April 30,
2010
October 31,
2009
(in millions)
Manufacturing operations
8.25% Senior Notes, due 2021, net of unamortized discount of $36 and $37 million at the
respective dates 964 $             963 $
3.0% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of
$104 and $114 at the respective dates 466 456
Debt of majority owned dealership 148 148
Financing arrangements and capital lease obligations  241 271
Other 20 23
Total manufacturing operations debt 1,839 $           1,861 $
Less: Current portion (201) (191)
Net long-term manufacturing operations debt 1,638 $           1,670 $
Financial services operations
Asset-backed debt issued by consolidated SPEs, at variable rates, due serially through 2016 941 $             1,227 $
Bank revolvers, at fixed and variable rates, due dates from 2010 through 2015 1,074 1,518
Revolving retail warehouse facility, at variable rates, due 2010 500 500
Commercial Paper, at variable rates, due serially through 2010 60 52
Borrowing secured by operating and finance leases, at various rate, due serially through 2016 131 134
Total financial services operations debt 2,706 $           3,431 $
Less: Current portion (805) (945)
Net long-term financial services operations debt 1,901 $           2,486 $
Cash & Cash Equivalents
April 30,
2010
October 31,
2009
Manufacturing non-GAAP (Unaudited) 455 $             1,152 $           *
Financial Services non-GAAP (Unaudited) 53 60
Consolidated US GAAP (Audited) 508 $             1,212 $
Manufacturing Cash & Cash Equivalents non-GAAP (Unaudited) 455 $             1,152 $           *
Manufacturing Marketable Securities non-GAAP (Unaudited) 175 -
Manufacturing Cash, Cash Equivalents & Marketable Securities non-GAAP (Unaudited) 630 $             1,152 $
*Includes cash and cash equivalents from consolidating Blue Diamond Truck and Blue Diamond Parts
Unaudited
Unaudited
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

51 51
NYSE: NAV
SEC Regulation G
Three Months Ended April 30th, 2010
($ millions)
Net income (loss) attributable to NIC $30
Add back income taxes ($10)
Income before income taxes $20
Less equity income from financial service operations ($16)
Income before income taxes and equity income from financial service operations $4
Add back manufacturing interest expense
1
$37
Manufacturing
EBIT $41
Add back manufacturing depreciation and amortization
2
$72
Adjusted manufacturing
EBITDA $113
1
Includes debt issuance costs/discount amortization
2
Navistar International Corporation (Manufacturing
operations with financial services operations on a pre-tax
Includes depreciation of equipment leased to others and excludes debt issuance cost/discount amortization

52 52
NYSE: NAV
SEC Regulation G –
Fiscal Year Comparison
Future
2009
*Includes net income attributable to non-controlling interests
U.S. and Canada Industry 414,500 350,000
($billions)
Sales and revenues, net $ 15 + $ 20 +
($millions)
Manufacturing segment profit* $ 1,600
Below the line items
Income excluding income tax
Income tax expense (298)
Net Income attributable to Navistar International Corporation (NIC)
Diluted earnings per share ($'s) attributable to NIC $12.31
Weighted average shares outstanding: diluted (millions)
Original Target
@ 414.5k Industry
Revised Target
@ 350k Industry
$ 1,780
(590)
~ 72.5
$892
~ 72.5
(500)
1,100
(275)
$825
$11.46
1,190
Manufacturing Segment Profit is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

53 53
NYSE: NAV
SEC Regulation G –
Quarterly Comparison
2010 Q2 2009 Q2 2010 Six Months 2009 Six Months
As Reported With
Impacts
As Reported With
Impacts
As Reported With
Impacts
As Reported With
Impacts
($billions)
Sales and revenues, net 2.7 $                           2.8 $                           5.6 $                           5.8 $
($millions)
Manufacturing segment profit 149                             87                               317                             494
Below the line items (129)                            (66)                              (272)                            (246)
Income (loss) excluding income tax 20                               21                               45                               248
Income tax benefit (expense) 10                               (9)                                2                                 (2)
Net Income (loss) attributable to Navistar International Corporation 30 $                            12 $                            47 $                            246 $
Diluted earnings (loss) per share ($'s) attributable to Navistar International Corporation 0.42 $                         0.16 $                         0.65 $                         3.44 $
Weighted average shares outstanding: diluted (millions)
72.8                            71.3                            72.4                            71.5
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.